SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)  March 11, 2004
                                                           --------------


                              SPEAR & JACKSON, INC.
      -------------------------------------------- ----------------------
             (Exact name of registrant as specified in its charter)


             Nevada                 000-32013              91-2037081
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(State of other jurisdiction      (Commission            (IRS Employer
   or incorporation)               File Number)        Identification No.)


      2200 Corporate Boulevard, Suite 314, Boca Raton, Florida 33431
      --------------------------------------------------------------
      (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (561) 999-9011
                                                           --------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On March 11, 2004, the Company announced that it was canceling its common stock buyback program. No shares were acquired under the program.


ITEM 9.  REGULATION FD DISCLOSURE

         On March 12, 2004, the Company issued revised earnings guidance for its fiscal year.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated March 11, 2004
99.2     Press Release dated March 12, 2004






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SPEAR & JACKSON, INC.



                                                 By:/s/ Dennis Crowley
                                                    ---------------------------
                                                        Dennis Crowley
                                                        Chief Executive Officer

DATED:  March 12, 2004